The Pantry, Inc. 2014 Convenience Store Forum Wells Fargo Securities Las Vegas, NV – October 7, 2014 Exhibit 99.2

Forward Looking Statements and Non-GAAP Measures Some of the statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical facts included herein, including those related to the company’s financial outlook, goals, business strategy, projected plans and objectives of management for future operations and liquidity, are forward-looking statements. These forward- looking statements are based on the company’s plans and expectations and involve a number of risks and uncertainties that could cause actual results to vary materially from the results and events anticipated or implied by such forward-looking statements. Please refer to the company’s Annual Report on Form 10-K and its other filings with the SEC for a discussion of significant risk factors applicable to the company. In addition, the forward- looking statements included in this presentation are based on the company’s estimates and plans as of the date of this presentation. While the company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. In this presentation, we will refer to certain non-GAAP financial measures that we believe are helpful in understanding our financial performance and / or liquidity. The Appendix to this presentation includes a description of each non-GAAP financial measure presented, the reasons why such measures have been included herein, as well as a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure. 2

Pantry’s Leadership Position in the Southeast  1,527 stores located in 13 states as of June 26, 2014  Leadership position in Southeastern markets with high population growth (FL, NC, SC) — #1 or #2 market share in most of the Company’s largest DMAs (1) (80%+ of store base) — Population growth in the Southeast (3) projected to be higher than the U.S. average (16.8% vs. 8.7% from 2010-2020 per U.S. census data)  Revenue of $7.6 billion and Adjusted EBITDA(4) of $199 million during twelve months ended June 26, 2014 (1) Convenience Store News 2011/2012 Directory of Convenience Stores. DMAs as defined by Convenience Store News. (2) Market share data provided to Directory of Convenience Stores by The Nielsen Company (US) LLC. (3) United States Census Bureau. Southeast defined as North Carolina, South Carolina, Georgia and Florida (4) Please refer to description of Adjusted EBITDA and reconciliation included in Appendix. DMA (1) Stores Market Share Rank (2) Charlotte 439 #1 Jacksonville 250 #1 Columbia 234 #1 Nashville 149 #1 Memphis 79 #2 New Orleans 54 #2 Strong Southeastern Footprint Leading Market Share in Core Markets 3

Historical Operating Performance Store Count Merchandise Revenue Retail Fuel Gallons Adjusted EBITDA (1) (1) Please refer to description of Adjusted EBITDA and reconciliation included in the Appendix. 4 Merch. Comp % 5.6% 0.2% 3.3% 0.9% 2.5% $1,798 $1,779 $1,809 $1,800 $1,827 33.8% 33.9% 33.7% 34.0% 33.9% 30.0% 35.0% 40.0% $1,000 $1,250 $1,500 $1,750 $2,000 FY '10 FY '11 FY '12 FY '13 LTM Q3'14 Merchandise Rev Margin ∆ Stores (35) 11 (71) (30) (21) 1,638 1,649 1,578 1,548 1,527 1,500 1,550 1,600 1,650 1,700 FY '10 FY '11 FY '12 FY '13 LTM Q3 '14 Gallon Comps (%) (4.9%) (7.4%) (3.1%) (4.8%) (3.0%) 2,047 1,889 1,811 1,708 1,663 $0.129 $0.135 $0.1 5 $0.1 5 $0.115 $0.10 $0.11 $0.12 $0.13 $0.14 $0.15 $0.16 0 500 1,000 1,500 2,000 2,500 FY '10 FY '11 FY '12 FY '13 LTM Q3'14 Retail Fuel Gallons CPG $240 $232 $210 $202 $199 $0 $50 $100 $150 $200 $250 $300 FY '10 FY '11 FY '12 FY '13 LTM Q3'14

Building Momentum 5 Strengthened Management Team and Developed Organization Enhanced Merchandising Programs to Drive Growth and Support Margins Upgraded Stores Improved Fuel Performance  Revitalized leadership team  Improved employee engagement with revamped training and communications  Implemented local merchandising programs  Continued success of RooCup / RooMug  Improved merchandise sales per customer  Further developed proprietary food service  Opened 20 new QSR’s in FY 2014 Since start of FY 2013:  Completed 114 remodels  Opened 4 new stores  Rebuilt 3 stores to modern, large-format standards  More consistent, competitive price position  Moderated fuel comp declines  FY 2014 CPG above FY 2013

Key Strategic Initiatives Optimize Fuel Performance Continue Strengthening Merchandise Effectiveness Develop Energized Organization with Well-Trained, Engaged Employees Continue to Upgrade Facilities Through Remodels and New Stores While Rationalizing Store Base 6 Enhance Food Service to Drive Growth  Proprietary  QSR’s

Optimize Fuel Performance

- FY14 CPG* above FY13
  - FY14 estimated at ~12.2* vs. 11.5 in FY13
  - Q4 FY14 estimated at ~13.0*
- FY14 fuel comp performance* improving vs. FY13
  - FY14 estimated at ~-3.0%* vs. -4.8% in FY13
  - Q4 FY14 estimated at ~-2.5%*
  - Targeting ongoing improvement



CPG
FY13 = 11.5 cpg
YTD FY14 = 11.8 cpg
11.4
11.7
12.3
10.7
11.8
10.7
12.9
Q1
Q2
Q3
Q4
Q1
Q2
Q3
FY2013
FY2014
Qtrly CPG
YTD CPG



Fuel Gallon Comp
FY13 = -4.8%
YTD FY14 = -3.1%
-4.8%
-7.9%
-4.4%
-2.5%
-4.0%
-3.2%
-2.3%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
FY2013
FY2014
Quarterly Fuel Gallon Comp
Annual Fuel Gallon Comp

* Q4 and full-year results for FY14 are considered preliminary estimates. These estimates remain subject to adjustment, and final results for these periods may differ materially from such preliminary estimates.

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2.0% 4.8% 3.6% 3.3% 2.2% (2.0%) 1.3% 2.0% 3.5% 2.3% 2.3% (3.0%) 0.0% 3.0% 6.0% 9.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2012 2013 2014 Continue Strengthening Merchandising Effectiveness  Merchandising – Local merchandising implemented and ongoing – Enhanced product assortment – RooCup generates repeat traffic during spring and summer driving season; RooMug offering in winter months (loyalty program)  Cigarette Price Positioning – Driving customer traffic and attachment sales – Success in e-cigarette category  Merchandise Comps – FY14 estimated at ~2.6%* – Q4 FY14 estimated at ~2.5%* Increase Same Store Sales and Sales Per Customer Positive Merchandise Comps Positive comps for 10 out of 11 quarters 8 * Q4 and full-year results for FY14 are considered preliminary estimates. These estimates remain subject to adjustment, and final results for these periods may differ materially from such preliminary estimates.

9.0% 9.4% 10.6% 10.8% 11.1% 18.0% 0% 5% 10% 15% 20% FY '10 FY '11 FY '12 FY '13 LTM Q3 '14 Industry Average Enhance Foodservice to Drive Growth % Foodservice / Total Merchandise (1) NACS 2013 State of the Industry Annual Report. (1) 9  Nationally branded QSRs are a differentiator and drive traffic  Improvements and expansion of our proprietary food service offering are driving growth

New QSRs Accelerate QSR Development Current QSRs(1): 225 Subway Aunt M’s Dairy Queen Little Caesars Hardee’s Krystal Other 150 36 13 10 6 5 5  Second largest non-traditional Subway franchisee in the United States  Current store portfolio has the potential for significant QSR growth  Combined QSR/C-store improves customer appeal (1) As of June 26, 2014 10 6 8 20 +20 FY12 FY13 FY14 Annual LT Goal

Upgrade Facilities Through Remodels and New Stores  Focused on improving sales growth and productivity within the existing store fleet  Key objectives include: — Expand food service and support other merchandising initiatives — Lower average effective age of stores/enhance physical facilities — Increase customer appeal Remodel Overview New Stores & Selective Acquisitions 11  New stores are modern, large format stores with a QSR and a car wash where possible  Recently opened new stores performing well  Developing pipeline of quality, high potential sites to accelerate new store growth

Continue Rationalizing Store Base 12  Ongoing process to monitor underperforming stores and close selected locations as appropriate  Sale  Lease termination – conversion to Dealer  Provides incremental proceeds, increased profitability and improved focus on higher potential stores ____________________ (1) As of June 26, 2014 EVOLUTION OF STORE BASE FY'10 FY'11 FY'12 FY'13 Current (1) Beginning Stores 1,673 1,638 1,649 1,578 1,548 Store Closures (34) (19) (42) (36) (22) Acquired or Opened – 48 – 8 1 Retail to Wholesale Conversion (1) (18) (29) (2) – Ending Stores 1,638 1,649 1,578 1,548 1,527

Develop Energized Organization with Well-Trained Energized Employees 13  Shared values/alignment/communication  Effective recruiting  Training/development  Performance management  Recognition  Pay for performance  Succession planning

$1,312 $1,257 $1,228 $1,211 $1,020 $948 $939 $0 $250 $500 $750 $1,000 $1,250 $1,500 2008 2009 2010 2011 2012 2013 Q3 2014 Improving Balance Sheet Supports Strategic Initiatives Note: Dollars in millions. (1) Excludes Original Issue Discount. (2) Total debt, net of cash, including lease finance obligations. Unfunded Revolver Term Loan 8.375% Senior Notes Debt, net of cash (2) $1,094 $1,087 $1,027 $997 $931 $891 $889 ↓ $205mm ∆ ↓ $373mm Net Debt 2008 – Q3 2014 ∆ Reduction in Total Debt (1) No Near-Term Debt Maturities 14 The Company has reduced total debt by approximately $373 million since 2008

6/26/14 Cash 50.0 $ Debt: Revolver - Term loan 249.3 Notes 250.0 Lease finance obligations 437.3 Total debt 936.6 $ Shareholder's equity 323.8 Total capitalization 1,260.40 $ Capital Structure Provides Significant Liquidity/Flexibility 15 Total Funded Debt $499.3 million ($ millions)

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Appendix 17

Use of Non-GAAP Measures Adjusted EBITDA Adjusted EBITDA is defined by the Company as net income (loss) before interest expense, net, gain/loss on extinguishment of debt, income taxes, impairment charges and depreciation and amortization. Adjusted EBITDA is not a measure of operating performance or liquidity under generally accepted accounting principles in the United States of America (“GAAP”) and should not be considered as a substitute for net income, cash flows from operating activities or other income or cash flow statement data. The Company has included information concerning Adjusted EBITDA because it believes investors find this information useful as a reflection of the resources available for strategic opportunities including, among others, to invest in the Company’s business, make strategic acquisitions and to service debt. Management also uses Adjusted EBITDA to review the performance of the Company's business directly resulting from its retail operations and for budgeting and compensation targets. Adjusted EBITDA does not include impairment of long-lived assets and other charges. The Company excludes the effect of impairment losses because it believes that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of its remaining assets. Adjusted EBITDA does not include gain/loss on extinguishment of debt because it represents financing activities and is not indicative of the ongoing performance of the Company’s remaining stores. 18

Additional Information Regarding Non-GAAP Measures Any measure that excludes interest expense, gain/loss on extinguishment of debt, depreciation and amortization, impairment charges, income taxes or capital expenditures has material limitations because the Company uses debt and lease financing in order to finance its operations and acquisitions, and uses capital and intangible assets in its business and must make capital expenditures and pay income taxes as a necessary element of its operations. Due to these limitations, the Company uses non- GAAP measures in addition to and in conjunction with results and cash flows presented in accordance with GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, the non-GAAP financial measures referenced herein, as defined by the Company, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare our use of non-GAAP financial measures with non-GAAP financial measures having the same or similar names used by other companies. 19

Adjusted EBITDA Reconciliation (1) Fiscal year ended September 30, 2010 included 53 weeks; all other fiscal years presented included 52 weeks. 20 ($ in thousands) September 30, September 29, September 27, September 26, June 26, 2010 2011 2012 2013 2014 Adjusted EBITDA 239,848$ 231,728$ 210,126$ 202,371$ 198,840$ Impairment charges (267,079) (12,555) (6,257) (4,681) (3,544) Gain (loss) on extinguishment of debt (791) (15) (5,532) - - Interest expense, net (88,256) (87,491) (84,219) (88,779) (85,642) Depreciation and amortization (120,605) (117,025) (119,672) (117,724) (115,048) Income tax benefit (expense) 71,268 (4,827) 3,007 5,801 4,935 Net income (loss) (165,615)$ 9,815$ (2,547)$ (3,012)$ (459)$ Adjusted EBITDA 239,848$ 231,728$ 210,126$ 202,371$ 198,840$ Gain (loss) on extinguishment of debt (791) (15) (5,532) - - Interest expense, net (88,256) (87,491) (84,219) (88,779) (85,642) Income tax (expense) benefit 71,268 (4,827) 3,007 5,801 4,935 Stock-based compensation expense 3,478 2,153 2,823 2,738 2,739 Changes in operating assets and liabilities (13,593) 6,621 6,931 5,317 2,419 Expense (Benefit) for deferred income taxes (68,611) 22,071 (2,516) (5,697) (4,585) Other 11,482 8,470 13,397 6,360 5,775 Net cash provided by operating activities 154,825$ 178,710$ 144,017$ 128,111$ 124,481$ Additions to property and equipment, net (97,511) (92,760) (54,980) (82,939) (100,451) Acquisitions of businesses, net (10) (47,564) - (1,723) (1,221) Net cash used in investing activities (97,521)$ (140,324)$ (54,980)$ (84,662)$ (101,672)$ Net cash used in financing activities (26,547)$ (25,255)$ (213,630)$ (75,456)$ (16,951)$ Net increase (decrease) in cash 30,757$ 13,131$ (124,593)$ (32,007)$ 5,858$ Twelve Months Ended (1)

Management Team Strengthened Management Team with Several Key Hires Since March 2012 Name Title Year Joined Prior Experience Dennis Hatchell President and CEO March 2012 Alex Lee, Lowe's Food Stores, H.E. Butt Grocery Clyde Preslar SVP and CFO February 2013 RailAmerica, Cott, Lance Boris Zelmanovich SVP and Chief Merchandising Officer June 2013 Big Lots, Family Dollar Keith Bell SVP of Fuels July 2006 BP p.l.c., Amoco Oil Company Dave Zodikoff SVP and CIO January 2014 Ambrose Employer, WFM, Dell Gordon Schmidt SVP of Stores and Restaurant Operations July 2013 Target, K-Mart Tom Carney SVP, General Counsel and Secretary June 2011 Borders Group, Dickinson Wright law firm, Hoover Universal Keith Oreson SVP of Human Resources June 2010 Advance Auto Parts, Frank's Nursery & Crafts, ARAMARK 21